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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2002

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



    Delaware                     0-20135                   59-2913586
(State or Other             (Commission File             (IRS Employer
Jurisdiction of                  Number)              Identification Number)
Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5.  Other Events

         On April 24, 2002, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Press release of Digex, Incorporated dated April 24, 2002 (as filed with the United States Securities and Exchange Commission on April 29, 2002).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERMEDIA COMMUNICATIONS INC.


                                        By: /s/ Scott D. Sullivan
                                            ---------------------------------
                                            Scott D. Sullivan
                                            Chief Financial Officer

Dated: April 29, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1 Press release of Digex, Incorporated, dated April 24, 2002 (as filed with the United States Securities and Exchange Commission on April 29, 2002).